PRIVATE SECURITIES SUBSCRIPTION AGREEMENT
                                     Between
                     PROFUTURES SPECIAL EQUITIES FUND, L.P.
                                       And
                            NUWAVE TECHNOLOGIES, INC.
                          Dated as of February 6, 1998


         PRIVATE SECURITIES SUBSCRIPTION AGREEMENT dated as of February 6, 1998, (the "Agreement"), between ProFutures Special Equities Fund, L.P. (the "Investor"), a corporation organized and existing under the laws of Texas, and NUWAVE Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein and in reliance upon the representations and warranties contained herein, the Company shall issue and sell to the Investor and the Investor shall purchase shares of the Common Stock (as defined below) for an aggregate purchase price of $1,000,000 (the "Initial Investment Amount") payable in United States Dollars;

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase, up to an additional $5,000,000 of the Common Stock (as defined below); and

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I
                               Certain Definitions

Section 1.1. "Bid Price" shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

Section 1.2. "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.3. "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or giving any right to subscribe for any

Capital Stock of the Company or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

Section 1.4. "Closing" shall mean one of the closings of a purchase and sale of the Common Stock through a Put pursuant to Section 2.1(b).

Section 1.5. "Closing Date" shall mean, with respect to a Closing, the fifth Trading Day following the Put Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

Section 1.6. "Commitment Amount" shall mean the $5,000,000 up to which the Investor has agreed to provide to the Company in order to purchase Put Shares pursuant to the terms and conditions of this Agreement.

Section 1.7. "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of $5,000,000, (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring two years from the date of commencement of the Commitment Period.

Section 1.8. "Common Stock" shall mean the Company's common stock, par value $0.01 per share.

Section 1.9.  "Condition  Satisfaction Date" shall have the meaning set forth in
Section 7.2.

Section 1.10. "Damages" shall mean any loss, claim, damage, liability, costs and
expenses  (including,   without  limitation,   reasonable  attorney's  fees  and
disbursements and costs and expenses of expert witnesses and investigation).

Section 1.11. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

Section 1.12. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

Section 1.13. "Floor Price" shall mean $2.50 per share of Common Stock.

Section 1.14. "Initial Investment Amount" shall mean $1,000,000 U.S.

Section 1.15. "Initial Shares" shall mean all shares of Common Stock issued pursuant to the tender of the Initial Investment Amount by the Investor to the Company on the Subscription Date in accordance with the terms of Section 2.1 hereof.

Section 1.16. "Investment Amount" shall mean the dollar amount to be invested by the Investor to purchase Put Shares with respect to any Put Date as notified by the Company to the Investor, all in accordance with the terms of Section 2.2 hereof.

Section 1.17. "Legend" shall have the meaning set forth in Section 9.1.

Section 1.18. "Market Price" on any given date shall mean the average of the Bid Price on each Trading Day during the Valuation Period.

Section 1.19. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Warrant, or the Supplemental Warrant.

Section 1.20. "NASD" shall mean the National Association of Securities Dealers, Inc.

Section 1.21. "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.22. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.23. "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small-Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.24. "Purchase Price" shall mean (A) with respect to the Put Shares, eighty-eight percent (88%) of the Market Price upon a Put Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) and (B) with respect to the Initial Shares, eighty percent (80%) of the Market Price upon the Subscription Date.

Section 1.25. "Put" shall mean each occasion the Company elects to exercise its right to tender a Put Notice requiring the Investor to purchase Common Stock, pursuant to the terms and conditions of this Agreement.

Section 1.26. "Put Date" shall mean the Trading Day during the Commitment Period that a Put Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.2(b) hereof.

Section 1.27. "Put Notice" shall mean the written notice to the Investor of a Put setting forth the Investment Amount that the Company intends to sell to the Investor.

Section 1.28. 1. "Put Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

Section 1.29. "Registrable Securities" shall mean the Initial Shares, the Put Shares, the Warrant Shares, and the Supplemental Warrant Shares until (i) the Registration Statement has been declared effective by the SEC, and all Initial Shares, Put Shares, Warrant Shares, and Supplemental Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Initial Shares, Put Shares, Warrant Shares, and Supplemental Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) all Initial Shares, Put Shares, Warrant Shares, and Supplemental Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, all Initial Shares, Put Shares, Warrant Shares, and Supplemental Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.30. "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor on the Subscription Date.

Section 1.31. "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, the Warrant, and the Supplemental Warrant and in accordance with the intended method of distribution of the Registrable Securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.32. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.33. "SEC" shall mean the Securities and Exchange Commission.

Section 1.34. "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

Section 1.35. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section 1.36. "SEC Documents" shall mean the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

Section 1.37. "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

Section 1.38. "Supplemental Warrant" shall have the meaning set forth in Section 2.6.

Section  1.39.  "Supplemental  Warrant  Shares"  shall mean all shares of Common
Stock or other securities issued or issuable pursuant to exercise of the Supplemental Warrant.

Section 1.40. "Trading Cushion" shall mean the mandatory twenty (20) Trading Days between Put Dates.

Section 1.41. "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

Section 1.42. "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

     a) subdivides or combines its Common Stock;

     b) pays a dividend in its Capital Stock or makes any other distribution of its Capital Shares;

     c) issues any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

     d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

     e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

     f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

     g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Subsections (a) through
(f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a Material Adverse Effect upon the rights of the Investor at the time of a Put or exercise of the Warrant or the Supplemental Warrant.

Section 1.43. "Valuation Period" shall mean the period of five (5) Trading Days during which the Purchase Price of the Common Stock is valued, which period shall be (A) with respect to the Put Shares, the two (2) Trading Days immediately preceding and the two (2) Trading Days following the applicable Put Date, as well as the Put Date and (B) with respect to the Initial Shares the two
(2) Trading Days immediately preceding and the two (2) Trading Days following the Subscription Date (or following Trading Day if the Subscription Date is not a Trading Day) as well as the Subscription Date; provided, however, that if a Valuation Event occurs during a Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after such Valuation Event.

Section 1.44. "Warrant" shall have the meaning set forth in Section 2.5.

Section 1.45. "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrant.


                                   ARTICLE II
                        Purchase and Sale of Common Stock

Section 2.1 Investments.

     (a) Initial Shares. Upon the execution of this Agreement, the Company agrees to sell and Investor agrees to purchase a number of shares of Common Stock (the "Initial Shares") determined by dividing the Initial Investment Amount by the Purchase Price on the Subscription Date.

     (b) Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Put Date, the Company may make a Put by the delivery of a Put Notice. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price on such Put Date.

     (c) Minimum Aggregate Amount of Puts. The Company shall, in accordance with
Section 2.2(a), issue and sell Put Shares to the Investor totaling (in aggregate Purchase Prices) at least $1,000,000. If the Company for any reason fails to issue and deliver such Put Shares during the Commitment Period, on the first Trading Day after the expiration of the Commitment Period, the Company shall deliver to Investor a sum in cash equal to ($1,000,000 minus the aggregate Investment Amounts of the Put Shares delivered hereunder) X 0.2.

     (d) Maximum Aggregate Issuance of Common Stock. The Company may not issue or sell more than 1,069,000 shares of Common Stock (as such number shall be adjusted for stock splits or combinations) pursuant to Puts.

Section 2.2  Mechanics.

     (a) Put Notice. At any time during the Commitment Period, the Company may deliver a Put Notice to the Investor, subject to the conditions set forth in
Section 7.2; provided, however, the Investment Amount for each Put as designated by the Company in the applicable Put Notice shall be neither less than $250,000 nor more than $750,000.

     (b) Date of Delivery of Put Notice. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Put Notice may be deemed delivered, on a day that is not a Trading Day.

Section 2.3  Closings.

     (a) Put Closings. On each Closing Date, (i) the Company shall deliver to the Investor one or more certificates, at the Investor's option, representing the Put Shares to be purchased by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor or, at the Investor's option, deposit such certificate(s) into such account or accounts previously designated by the Investor, and (ii) the Investor shall deliver to escrow the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to an account designated by the Company on or before the Closing Date. In addition, on or prior to the Closing Date, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the certificates to the Investor shall occur out of escrow in accordance with the escrow agreement referred to in Section 7.2(p) following (x) the Company's deposit into escrow of the certificates representing the Put Shares and (y) the Investor's deposit into escrow of the Investment Amount; provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor's counsel in accordance with Section 13.7, the amount of such fees, expenses, and disbursements shall be paid in immediately available funds, at the direction of the Investor, to Investor's counsel with no reduction in the number of Put Shares issuable to the Investor on such Closing Date. In the event the Company fails to deliver certificates representing the Put Shares to escrow by the related Closing Date, the Company shall pay to the Investor an amount equal to five percent (5%) of the aggregate purchase price of the Put Shares represented by such certificates within five Trading Days of such Closing Date.

     (b) Initial Shares Closing. On the Subscription Date, (i) the Company shall deliver to the Investor one or more certificates, at the Investor's option, representing the Initial Shares to be purchased by the Investor pursuant to
Section 2.1 herein,
registered in the name of the Investor or, at the Investor's option, deposit such certificate(s) into such account or accounts previously designated by the Investor, and (ii) the Investor shall deliver to escrow the Initial Investment Amount by wire transfer of immediately available funds to an account designated by the Company on or before the Closing Date. In addition, on or prior to the Closing Date, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the certificates to the Investor shall occur following (x) the Company's deposit into escrow of the certificates representing the Initial Shares and (y) the Investor's deposit into escrow of the Initial Investment Amount. In the event the Company fails to deliver certificates representing the Initial Shares to escrow by the closing of the purchase of the Initial Shares, the Company shall pay to the Investor an amount equal to five percent (5%) of the aggregate purchase price of the Initial Shares represented by such certificates.

Section 2.4 Termination of Investment Obligation. This Agreement and the obligation of the Investor to purchase shares of Common Stock shall terminate permanently at the Investor's option (including with respect to a Closing Date that has not yet occurred) in the event that (i) there shall occur any stop orders or suspensions of the effectiveness of the Registration Statement for an aggregate of over fifteen (15) Trading Days during any calendar year during the Commitment Period, (ii) the Company shall at any time fail to comply with the requirements of Section 6.3, 6.4 or 6.6, (iii) the Commitment Period shall expire, or (iv) the Company issues the maximum number of shares of common stock permitted by this Agreement pursuant to Section 2.1(d).

Section 2.5 The Warrant. On the Subscription Date, the Company will issue to the Investor a warrant (the "Warrant"), substantially in the form of Exhibit A hereto to purchase an aggregate of 50,000 shares of Common Stock at a price equal to one hundred and thirty (130%) of the Market Price as of the Subscription Date. The Warrant may be exercised at any time beginning six months from the Subscription Date and ending three years thereafter. The Warrant shall be delivered by the Company to the Investor upon execution of this Agreement by the parties hereto. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

Section 2.6 The Supplemental Warrant. In the event that the Market Price as of the Effective Date is less than the Market Price as of the Subscription Date, the Company will issue to the Investor a warrant (the "Supplemental Warrant"), substantially in the form of Exhibit B hereto, to purchase 50,000 shares of Common Stock at a strike price equal to the Market Price as of the Subscription Date. If necessary, the Supplemental Warrant may be exercised at any time beginning five (5) Trading Day after the Effective Date and ending five years thereafter. The Supplemental Warrant shall be delivered by the Company to the Investor within five (5) Trading Days of the Effective Date. The Supplemental Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

Section 2.7 Reserved.

Section 2.8 Liquidated Damages. The parties hereto acknowledge and agree that the sums payable under Section 2.1(c), 2.3(a) and 2.3(b) shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to make Puts with aggregate Purchase Prices totaling at least $1,000,000 , and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length. The rights and remedies in this
Section 2.8, including the payment of liquidated damages, shall be in addition to the provisions of Section 13.8 hereof.


                                   ARTICLE III
                   Representations and Warranties of Investor

The Investor represents and warrants to the Company that:

Section 3.1 Intent. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2 Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

Section 3.3 Authority. This Agreement has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.4 Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5 Organization and Standing. The Investor is a limited partnership duly organized, validly existing, and in good standing under the laws of Delaware.

Section 3.6 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder;
(c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.7 Disclosure; Access to Information. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and Investor has reviewed or received copies of any such reports that have been requested by it.

Section 3.8 Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.


                                   ARTICLE IV
                  Representations and Warranties of the Company

The Company represents and warrants to the Investor that, except as set forth in the Schedule of Exceptions attached hereto:

Section 4.1 Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. Except as set forth in the SEC Documents, the Company does not have any subsidiaries. Except as set forth in the SEC Documents , the Company does not own more than fifty percent (50%) of or control any other business entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, and the Warrant and to issue the Put Shares, the Warrant and the Warrant Shares, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, and the Warrant by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights

Agreement, and the Warrant have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 4.3 Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value $0.01, of which 5,348,334 shares were issued and outstanding as of September 30, 1997, and 1,000,000 shares of Preferred Stock, par value $0.01, none of which were issued and outstanding as of September 30, 1997. Schedule 4.3 lists all outstanding options, warrants, convertible securities or other rights to purchase common stock. Except stated above and except as set forth in the SEC Documents, there are no outstanding Capital Shares Equivalents. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

Section 4.4 Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the Nasdaq Small Cap Market.

Section 4.5. SEC Documents. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Section 4.6 Exemption from Registration; Valid Issuances. The sale of the Initial Shares, the Put Shares, the Warrant, and the Supplemental Warrant may and will be properly conducted pursuant to Rule 4(2), Regulation D, any applicable federal securities law, and/or any applicable state law. When issued, the Registrable Securities will be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Registrable Securities pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Warrant, or the Supplemental Warrant will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Registrable Securities or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Registrable Securities shall not subject the Investor to personal liability by reason of the possession thereof.

Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares, the Warrant, or the Warrant Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

Section 4.8 Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof (the "Articles"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of Common Stock, the Warrant and the Supplemental Warrant do not and will not (i) result in a violation of the Company's Articles or By-Laws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided that, for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock or the Warrant in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Nasdaq Small Cap Market referenced in Section 4.4); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

Section 4.10 No Material Adverse Change. Since September 30, 1997, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since September 30, 1997, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

Section 4.12 No Undisclosed Events or Circumstances. Since September 30, 1997, no event or circumstance has occurred or exists with respect to the or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

Section 4.14 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or, to the best knowledge of the Company, threatened against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect.

Section 4.15 No Misleading or Untrue Communication. The Company, any person representing the Company, and, to the best knowledge of the Company, any other person selling or offering to sell the Put Shares, the Warrant or the Warrant Shares in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.16 Material Non-Public Information. The Company neither possesses nor has disclosed to the Investor any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, an effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.


                                    ARTICLE V
                            Covenants of the Investor

Reserved


                                   ARTICLE VI
                            Covenants of the Company

Section 6.1 Registration Rights. The Company shall use its best efforts to cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Put Shares and the Warrant Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the minimum Purchase Price therefor under the terms of this Agreement and the Warrant respectively. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to Warrant.

Section 6.3 Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Put Shares and the Warrant Shares. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Put Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market, including, without limitation, the corporate governance requirements of the Principal Market.

Section 6.4 Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws of the NASD and the Principal Market.

Section 6.5 Legends. The certificates evidencing the Common Stock to be sold by the Investor shall be free of legends, except as set forth in Article IX.

Section 6.6 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.7 Additional SEC Documents. The Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

Section 6.8 Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities; (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

Section 6.9 Expectations Regarding Put Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify the Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

Section 6.10 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.11 Issuance of Put Shares, Warrant Shares and Supplemental Warrant Shares. The sale of the Put Shares and the issuance of the Warrant Shares and the Supplemental Warrant Shares pursuant to the exercise of the Warrant and the Supplemental Warrant shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law. Issuance of the Warrant Shares and the Supplemental Warrant Shares pursuant to exercise of the Warrant and the Supplemental Warrant through a cashless exercise shall be made in accordance with the provisions and requirements of Section 3(a)(9) under the Securities Act and any applicable state law.

Section 6.12 Legal Opinion on Subscription Date. The Company's independent counsel shall deliver to the Investor upon execution of this Agreement an opinion in form and substance satisfactory to the Investor addressing, among other things, corporate matters and the exemption from registration under the Securities Act of the issuance to the Investor of the Registrable Securities, the Warrant, and the Supplemental Warrant under this Agreement.

Section 6.13 Company Standoff. Except pursuant to a corporate reorganization, business combination, stock or asset purchase, merger or consolidation, an existing employee stock incentive or purchase plan, or this Agreement, the Company shall not effect any public sale or other public distribution of any securities similar to the Registrable Securities or any Capital Shares Equivalents during the period beginning three (3) calendar days prior to the Subscription Date and ending sixty (60) calendar days after the Effective Date; provided, however, that the Company may effect such public sale or distribution during such period if such sale or distribution of securities is at a price equal to or greater than 135% of the Bid Price as of the Subscription Date.


                                   ARTICLE VII
                         Conditions to Delivery of Puts
                           and Conditions to Closing.

Section 7.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock. The obligation hereunder of the Company to issue and sell the Put Shares to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

     (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

     (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2 Conditions Precedent to the Right of the Company to Deliver a Put Notice and the Obligation of the Investor to Purchase Put Shares. Except as set forth in section 7.3, the right of the Company to deliver a Put Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the applicable Put Date and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions.

     (a) Registration of the Common Stock with the SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities that shall have been declared effective by the SEC prior to the first Put Date.

     (b) Effective Registration Statement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

     (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor.

     (d) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrant to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

     (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

     (f) Adverse Changes. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

     (g) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock (including, without limitation, the Put Shares) is not suspended by the SEC, the Principal Market or the NASD, and the Common Stock (including, without limitation, the Put Shares) shall have been approved for listing or quotation on and shall be listed on the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

     (h) Legal Opinions. The Company shall have caused to be delivered to the Investor, within five (5) Trading Days of the effective date of the Registration Statement, an opinion of the Company's independent counsel in the form of Exhibit C hereto, addressed to the Investor.

     (i) Due Diligence. No dispute between the Company and the Investor shall exist pursuant to Section 8.1 as to the accuracy or adequacy of the disclosures contained in the Registration Statement. If the Investor disputes the accuracy or adequacy of the disclosure contained in the Registration Statement, the Investor shall notify the Company within five (5) calendar days of discovery of such purported inaccuracy or inadequacy. Failure to do so, however, shall not prevent the Investor from pursuing the indemnification and remedies set forth herein.

     (j) Ten Percent Limitation. Unless the Investor agrees otherwise, on each Closing Date, the number of Put Shares then to be purchased by the Investor, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares, would own more than 9.9% of the Common Stock following such Closing.

     (k) Minimum Bid Price. The Bid Price equals or exceeds the Floor Price from the Trading Day immediately preceding the date on which such Notice is deemed delivered until the Trading Day immediately preceding the Closing Date (as adjusted for stock splits, stock dividends, reverse stock splits, and similar events).

     (l) Minimum Average Trading Volume. The average trading volume for the Common Stock over the previous thirty (30) Trading Days equals or exceeds 20,000 shares per Trading Day.

     (m) No Knowledge. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

     (n) Trading Cushion. The Trading Cushion shall have elapsed since the next preceding Put Date.

     (o) Shareholder Vote. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

     (p) Escrow Agreement. The parties hereto shall have entered into a mutually acceptable escrow agreement for the Purchase Prices due hereunder, providing for reasonable interest on any funds deposited into the escrow account established under such agreement.

     (q) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, except as otherwise provided in Section 7.3, including, without limitation, a certificate in substantially the form and substance of Exhibit D hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

Section 7.3 Exception to Conditions Precedent to the Right of the Company to Deliver a Put Notice and the Obligation of the Investor to Purchase Put Shares. Nothing herein to the contrary withstanding, Sections 7.2 (j), 7.2(k) and 7.2(l) shall not apply to the first Put made pursuant to this Agreement.


                                  ARTICLE VIII
         Due Diligence Review; Non-Disclosure of Non-Public Information.

Section 8.1 Due Diligence Review. The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement. If the Investor disputes the accuracy or adequacy of the disclosures contained in the Registration Statement, the Investor shall notify the Company within five (5) calendar days of discovery of such purported inaccuracy or inadequacy. Failure to do so, however, shall not prevent the Investor from pursuing the indemnification and remedies set forth herein.

Section 8.2 Non-Disclosure of Non-Public Information

     (a) The Company shall in no event disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company marks such information as "Non-Public Information Confidential" and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

     (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                   ARTICLE IX
                                     Legends

Section  9.1  Legends.   Unless  otherwise   provided  below,  each  certificate
representing   Registrable  Securities  will  bear  the  following  legend  (the
"Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE
SECURITIES SUBSCRIPTION AGREEMENT BETWEEN NUWAVE TECHNOLOGIES, INC. AND PROFUTURES SPECIAL EQUITIES FUND, L.P. DATED FEBRUARY 6, 1998. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor:

     (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement.

     (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or
(ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities.

Any of the notices referred to above in this Section 9.1 may be sent by facsimile to the Company's transfer agent.

Notwithstanding any provision herein to the contrary, the Investor may pledge any securities of the Company Investor may hold as collateral for a revolving credit note pursuant to a loan and security agreement with a lending institution.

Section 9.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

Section 9.3 Investor's Compliance. Nothing in this Article IX shall affect in any way the Investor' s obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                    ARTICLE X
                                  Choice of Law

Section 10.1 Choice of Law; Venue; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without giving effect to provisions regarding conflict of laws or choice of law.


                                   ARTICLE XI
              Assignment; Entire Agreement, Amendment; Termination

Section 11.1 Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person, and (b) the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) upon the prior written consent of the Company, which consent shall not be unreasonably withheld.

Section 11.2 Termination. This Agreement shall terminate two years after the commencement of the Commitment Period; provided, however, that the provisions of Articles VI, VII, VIII, IX, X, XI, and XII shall survive the termination of this Agreement.

Section 11.3 Entire Agreement, Amendment. This Agreement, the Registration Rights Agreement, the Warrant, and the Supplemental Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto.


                                   ARTICLE XII
                            Notices; Indemnification

Section 12.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to NUWAVE Technologies, Inc.:    Jeremiah O'Brien
                                         Chief Financial Officer
                                         One Passaic Avenue
                                         Fairfield, New Jersey 07004
                                         Telephone (973) 882-8810 ext. 212
                                         Facsimile (973) 882-8812

     with a copy to:                     Fredric Klink, Esq.
     (shall not constitute notice)       Dechert, Price & Rhoads
                                         30 Rockefeller Plaza, 23rd Floor
                                         New York, New York 10112
                                         Telephone (212) 698-3537
                                         Facsimile (212) 698-3599

     if to the Investor:                 Gary D. Halbert
                                         President
                                         ProFutures Special Equities Fund, L.P.
                                         1310 Highway 620 South, Suite 200
                                         Austin, Texas 78734
                                         Telephone (512) 263-3800
                                         Facsimile (512) 263-3459

      with a copy to:                    John Gray, Esq.
      (shall not constitute notice)      Fishman, Jones, Walsh & Marsh, P.C.
                                         1310 Highway 620 South, Suite 200
                                         Austin, Texas 78734
                                         Telephone (512) 263-8057
                                         Facsimile (512) 263-8058

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 12.2      Indemnification.

         (a) The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights
Agreement) from and against any Damages (as defined in the Registration Rights Agreement), joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any material misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, unless such Damages result primarily from the Investor's gross negligence, recklessness or bad faith in performing its obligations under this Agreement.

     (b) The Investor agrees to indemnify and hold harmless the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of, or relating to any material misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Investor contained in this Agreement.

Section 12.3 Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 12.2 will be asserted and resolved as follows:

     (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 12.2 (an "Indemnified Party") might seek indemnity under Section 12.2 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any Affiliate of the Company or the Investor (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 12.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 12.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

          1. If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 12.3(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party will not be indemnified in full pursuant to Section 12.2). The Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (1), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (1), and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 12.2 with respect to such Third Party Claim.

          2. If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 12.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (2), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (3) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (2) or of the

Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (2), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

          3. If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 12.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.

     (b) In the event any  Indemnified  Party should have a claim under  Section
12.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 12.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within sixty (60) days of notification of dispute with respect to the Indemnifying Party's liability (the "Resolution Period"), such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.

     (c) Any dispute under this Agreement (including, without limitation, in connection with this Section 12.3) or the Registration Rights Agreement shall be submitted to arbitration and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (the "Board of Arbitration") selected as hereinafter provided. Each of the Indemnified Party and the Indemnifying Party shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for such purpose by the Indemnified Party. The Board of Arbitration shall meet on consecutive business days in New York City or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the Indemnifying Party is required to pay to the Indemnified Party in respect of a claim filed by the Indemnified Party. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow such rules and procedures as a majority of the members of the Board of Arbitration deems necessary or appropriate. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Indemnified Party and the Indemnifying Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the Indemnified Party and the Indemnifying Party and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. Each party to any arbitration shall bear its own expense in relation thereto, including but not limited to such party's attorneys' fees, if any, and the expenses and fees of the Board of Arbitration shall be divided between the Indemnifying Party and the Indemnified Party in the same proportion as the portion of the related claim determined by the Board of Arbitration to be payable to the Indemnified Party bears to the portion of such claim determined not to be so payable.


                                  ARTICLE XIII
                                  Miscellaneous

Section 13.1 Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

Section 13.2 Entire Agreement. This Agreement, the Exhibits hereto, the Warrant, the Supplemental Warrant, and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

Section 13.3 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 13.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 13.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 13.6 Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing any of the Registrable Securities, the Warrant, or the Supplemental Warrant and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 13.7 Fees and Expenses. Each of the Company and the Investor agrees to pay its own expenses incident to the evaluation and/or the performance of its obligations hereunder, except that the Company shall reimburse the Investor up to $10,000 for fees and expenses of its counsel in connection with the preparation, negotiation and coordination of this Agreement, the Warrant, the Supplemental Warrant, the Registration Rights Agreement, and other agreements and documents executed in connection herewith.

Section 13.8 Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                    NUWAVE TECHNOLOGIES, INC.



                                    By:
                                       -----------------------------------------
                                       Gerald Zarin
                                       Chairman and Chief Executive Officer



                                    PROFUTURES SPECIAL EQUITIES FUND, L.P.
                                    By:  ProFutures Fund Management, Inc.,
                                             the co-General Partner


                                    By:
                                       -----------------------------------------
                                       Gary D. Halbert
                                       President

                                    EXHIBIT A

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE
SECURITIES SUBSCRIPTION AGREEMENT BETWEEN NUWAVE TECHNOLOGIES, INC. AND PROFUTURES SPECIAL EQUITIES FUND, L.P. DATED FEBRUARY 6, 1998. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

                                February 6, 1998

Warrant to Purchase up to 50,000 Shares of Common Stock of NUWAVE Technologies, Inc.

NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), hereby acknowledges that ProFutures Special Equities Fund, L.P. (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to 50,000 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), as the same may be adjusted pursuant to
Section 6 herein, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 6 herein.

Section 1. Definitions.

     "Agreement" shall mean the Private Securities Subscription Agreement, dated as of February 6, 1998, between the Company and the Investor.

     "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company except for any common stock issued pursuant to warrants, stock options, and convertible securities outstanding and described in the SEC Documents on file with the Commission as of the date of this Agreement.

     "Date of Exercise" shall mean the date that the advance copy of the Exercise Form is deemed delivered by facsimile to the Company in accordance with
Section 13 hereof, provided that the original Warrant and Exercise Form are received by the Company within five (5) Trading Days thereafter. If the Warrant Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is actually received by the Company.

     "Exercise Period" shall mean that period beginning August 6, 1998, and ending on August 6, 2001; provided that such period shall be extended one Trading Day for each Trading Day that a Registration Statement is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

     "Exercise Price" shall mean $6.41.

     "Per Share Warrant Value" shall mean the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day next preceding the Date of Exercise.

     "Registration   Rights  Agreement"  shall  mean  the  registration   rights
agreement dated as of February 6, 1998, between the Company and the Investor.

     "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Warrant; and

     other capitalized terms used herein that are defined in the Agreement shall have the same meanings herein as therein.

Section 2. Exercise.

     (a) Cash Exercise. This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time during the Exercise Period by surrender to the Company at its principal executive offices at the address set forth in Section 13 of (i) this Warrant; (ii) the form of exercise attached hereto as Exhibit A (the "Cash Exercise Form") duly executed by Warrant Holder, and (iii) the full Exercise Price for each share of Common Stock as to which this Warrant is exercised. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares within three (3) Trading Days.

     (b) Net Exercise. This Warrant may be exercised at any time during the Exercise Period, by presentation and surrender to the Company at its principal executive offices at the address set forth in Section 13 of (i) this Warrant and
(ii) the form of exercise attached hereto as Exhibit B (the "Net Exercise Form") duly executed by

Warrant Holder, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the holder shall surrender this Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Warrant Shares for which this Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day next preceding the Date of Exercise. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares within three (3) Trading Days.

Section 3. Ten Percent Limitation. Notwithstanding anything herein to the contrary, unless the Investor agrees otherwise, the Warrant Holder may not exercise the Warrant if the aggregate number of shares of common stock beneficially owned by the holder and its affiliates following such conversion exceeds 9.9% of the outstanding shares of the common stock following such exercise. For purposes of the foregoing provision, the aggregate number of shares of common stock beneficially owned by the holder and its affiliates shall include the number as shares of common stock issuable upon exercise of the Warrant with respect to which the determination of such proviso is being made, but shall exclude the number of shares of common stock which would be issuable upon (i) exercise of the remaining, Warrant beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 16 of the Securities Exchange Act of 1934, as amended. The holder may waive the foregoing limitations by written notice to the Company upon not less than 61 days prior notice (with such waiver taking effect only upon the expiration of such 61 day notice period).

Section 4.  Delivery of Stock Certificates.

     (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the Date of Exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

     (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive in cash an amount equal to the Bid Price of such fractional share within five (5) Trading Days.

Section 5. Covenants of the Company.

     (a) The Company shall use its best efforts to insure that a Registration Statement under the Securities Act covering the resale or other disposition thereof of the Warrant Shares by the Warrant Holder is effective to the extent required by the Registration Rights Agreement.

     (b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

     (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

     (d) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

     (e) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

     (f) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the Securities and Exchange Commission (the "SEC"), that may at any time permit the Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

Section 6.1 Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time while this Warrant is unexpired and not exercised in full (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of the Warrant) or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of the Warrant) at any time while this Warrant is unexpired and not exercised in full, then in any such event the Company, or such successor or purchasing corporation,  as the case  may be,  shall,  without  payment  of any  additional consideration therefore, amend this Warrant or enter into a new Warrant providing that the Warrant Holder shall have rights not less favorable to the holder than those then applicable to this Warrant and to receive upon exercise under such amendment of this Warrant or new Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrant had the Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.1. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

     (b) Subdivision or Combination of Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

     (c) Stock Dividends. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

          1. the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

          2. the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution.

The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

     (d) Issuance of Additional Capital Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing subsections (a) through (c) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Exercise Price shall be reduced to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

          1. the numerator of which shall be the number of Outstanding Capital Shares immediately prior to the issuance of the Additional Capital Shares plus the number of Capital Shares that the aggregate consideration for the total number of such Additional Capital Shares so issued would purchase at the then effective Bid Price, and

          2. the denominator of which shall be the number of Outstanding Capital Shares immediately after the issuance of the Additional Capital Shares.

The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or
(c). The provisions of this subsection (d) shall not apply to the issuance of any Additional Capital Shares that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities.

     (e) Issuance of Warrants, Options or Other Rights. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance, then upon the issuance of such options, warrants or other rights, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

          1. the maximum number of Additional Capital Shares issuable on the date of determination (subject to adjustment on the date(s) of exercise) pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, options or other rights, and

          2. the aggregate consideration for such maximum number of Additional Capital Shares issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Capital Shares pursuant to such warrants, options, or other rights.

     (f) Issuance of Convertible or Exchangeable Securities. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance, then upon the issuance of such convertible or exchangeable securities, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

          1. the maximum number of Additional Capital Shares necessary on the date of determination (subject to adjustment on the date(s) of conversion or exchange) to effect the conversion or exchange of all such convertible or exchangeable securities shall be deemed to have been issued as of the date of issuance of such convertible or exchangeable securities, and

          2. the aggregate consideration for such maximum number of Additional Capital Shares shall be deemed to be the consideration received by the Company for the issuance of such convertible or exchangeable securities plus the minimum consideration received by the Company for the issuance of such Additional
Capital Shares pursuant to the terms of such convertible or exchangeable securities.

No adjustment of the Exercise Price shall be made under this subsection (f) upon the issuance of any convertible or exchangeable securities that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if the issuance of such warrants, options or other rights was subject to subsection (e) hereof.

     (g) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6.1, the number of Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Warrant Shares issuable prior to an adjustment by a fraction

          1. the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 6.1; and

          2. the denominator of which shall be the Exercise Price after such adjustment.

     (h) Liquidating Dividends, Etc. If the Company, at any time while this Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (g)) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Warrant in addition to the Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

     (i) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in a Exercise Price hereinabove provided in this Section 6.1:

          1. Computation of Consideration. To the extent that any Additional Capital Shares or any convertible or exchangeable securities or any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares or any convertible or exchangeable securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Capital Shares or convertible or exchangeable securities are offered by the Company for subscription, the subscription price, or, if such Additional Capital Shares or convertible or exchangeable securities are sold to or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Capital Shares issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Capital Shares issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible or exchangeable securities. In case of the issuance at any time of any Additional Capital Shares or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Capital Shares or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

          2. Readjustment of Exercise Price. Upon the expiration of the right to convert or exchange any convertible or exchangeable securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible or exchangeable securities, rights, options or warrants effected an adjustment in Exercise Price, if any such convertible or exchangeable securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of Capital Shares deemed to be issued and Outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible or exchangeable securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Exercise Price shall forthwith be readjusted and thereafter be the price that it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 6.1 after the issuance of such convertible or exchangeable securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such convertible or exchangeable securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Capital Shares actually issued upon conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Capital Shares actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth in sub-subsection (i) hereof) shall be deemed to have been received by the Company. If the purchase price provided for in any rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Capital Shares changes at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of the change shall be adjusted to the Exercise Price that would have been in effect at such time had such rights, options, warrants or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

          3. Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding
Capital Shares, other than an action described in any of the foregoing subsections (a) through (h) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board or Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

     (j) No Adjustments. No adjustments to the Exercise Price shall be made whatsoever as a result of (i) warrants and stock options granted or reserved for issuance to employees and directors as described in the SEC Documents on file with the Commission as of the date of this Agreement, (ii) pursuant to an Employee Stock Purchase Plan qualified under Section 423 of the Internal Revenue Code as of the date of this Agreement (iii) the purchase and sale of the Put Shares hereunder, (iv) the Warrant, (v) the Supplemental Warrant, or (vi) any Common Stock issuable upon conversion or exercise of any of the foregoing.

     (k) In the event the Company shall, at a time while the Warrant is unexpired and outstanding, take any action which pursuant to subsections (a) through (g) of this Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Warrant prior to such action becoming effective.

Section 6.2 Notice of Adjustments. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 6.1 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder of the Warrant.

In the event the Company shall, at any time while the Warrant is unexpired and not exercised in full, take any action that pursuant to subsections (a) through
(g) of Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Holder of the Warrant at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Holder of the Warrant an opportunity to exercise the Warrant prior to such action becoming effective.

Section 7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

Section 8 Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

Section 9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

Section 10. Choice of Law. This Agreement shall be construed under the laws of the State of New Jersey, without giving effect to provisions regarding conflicts of law or choice of law.

Section 11. Entire Agreement; Amendments. This Warrant, the Registration Rights Agreement, and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 12.       Restricted Securities.

     (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

     (b) Legend. The Warrant and any Warrant Shares issued upon exercise thereof, shall bear the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE"ACT" OR THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN
EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE SECURITIES SUBSCRIPTION AGREEMENT BETWEEN NUWAVE TECHNOLOGIES, INC. AND PROFUTURES SPECIAL EQUITIES FUND, L.P. DATED AS OF FEBRUARY 6, 1998. A COPY OF THE PORTION OF THE

AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES."

     (a) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 12(b) has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

     (b) Assignment. Assuming the conditions of Section 12(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit C, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     (c) Investor's Compliance. Nothing in this Section 12 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

     (d) Collateral. Notwithstanding any provision herein to the contrary, the Investor may pledge such Registrable Securities as Investor may hold as collateral for a revolving credit note pursuant to a loan and security agreement with a lending institution.

Section 13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to NUWAVE Technologies, Inc.:     Jeremiah O'Brien
                                          Chief Financial Officer
                                          One Passaic Avenue
                                          Fairfield, New Jersey 07004
                                          Telephone (973) 882-8810 ext. 212
                                          Facsimile (973) 882-8812

     with a copy to:                      Fredric Klink, Esq.
     (shall not constitute notice)        Dechert, Price & Rhoads
                                          30 Rockefeller Plaza, 23rd Floor
                                          New York, New York 10112
                                          Telephone (212) 698-3537
                                          Facsimile (212) 698-3599

     If to the Investor:                  Gary D. Halbert
                                          President
                                          ProFutures Special Equities Fund, L.P.
                                          1310 Highway 620 South, Suite 200
                                          Austin, TX 78734
                                          Telephone (512) 263-3800
                                          Facsimile (512) 263-3459

     with a copy to:                      John Gray, Esq.
     (shall not constitute notice)        Fishman, Jones, Walsh & Marsh, P.C.
                                          1310 Highway 620 South, Suite 200
                                          Austin, TX 78734
                                          Telephone (512) 263-8057
                                          Facsimile (512) 263-8058

Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New Jersey. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, this Warrant was duly executed on the date first written above.

                                   NUWAVE TECHNOLOGIES, INC.


                                   By:
                                      ------------------------------------------
                                      Gerald Zarin
                                      Chairman and Chief Executive Officer



                                   Attested



                                   By:
                                      ------------------------------------------
                                      Jeremiah F. O'Brien
                                      Secretary and Chief Financial Officer

                            EXHIBIT A TO THE WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                  CASH EXERCISE

         The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [wire transfer, cash or check in the amount of $___], [_____ Warrant Shares which represent the amount of Warrant Shares as provided in the attached Warrant to be canceled in connection with such exercise], all in accordance with the conditions and provisions of said Warrant.

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.


Dated:
       --------------------------------------


---------------------------------------------
Signature of Registered Holder


---------------------------------------------
Name of Registered Holder (Print)


---------------------------------------------


---------------------------------------------
Address of Registered Holder (Print)


                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT B TO THE WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                  NET EXERCISE

         The undersigned hereby irrevocably exercises the right to exchange the attached Warrant for a number of shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, as determined by multiplying the number of shares as to which the Warrant is being exercised by the Per Share Warrant Value and dividing the product by the Bid Price as the Trading Day immediately preceding the Date of Exercise as set forth below:

         No. of Shares for which this Warrant is exercised:
                                                            --------------------

         Per Share Warrant Value                           $
                                                            --------------------

         Bid Price (as of preceding Trading Day)           $
                                                            --------------------

         No. of Shares to be sent to Warrant Holder
                                                            --------------------


         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.

Dated:
       ------------------------------------


-------------------------------------------
Signature of Registered Holder


-------------------------------------------
Name of Registered Holder (Print)


-------------------------------------------


-------------------------------------------
Address of Registered Holder (Print)


                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT C TO THE WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                   ASSIGNMENT

     (To be executed by the registered Warrant Holder desiring to transfer the Warrant) FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of the Common Stock of NUWAVE TECHNOLOGIES, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
       --------------------------------------


---------------------------------------------
Signature of Registered Holder


---------------------------------------------
Name of Registered Holder (Print)


---------------------------------------------


---------------------------------------------
Address of Registered Holder (Print)



                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE
SECURITIES SUBSCRIPTION AGREEMENT BETWEEN NUWAVE TECHNOLOGIES, INC. AND PROFUTURES SPECIAL EQUITIES FUND, L.P. DATED FEBRUARY 6, 1998. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

                                February 6, 1998

Warrant to Purchase up to 50,000 Shares of Common Stock of NUWAVE Technologies, Inc.

NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), hereby acknowledges that ProFutures Special Equities Fund, L.P. (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to 50,000 fully paid and nonassessable shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), as the same may be adjusted pursuant to
Section 6 herein, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 6 herein.

Section 1. Definitions.

     "Agreement" shall mean the Private Securities Subscription Agreement, dated as of February 6, 1998, between the Company and the Investor.

     "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company except for any common stock issued pursuant to warrants, stock options, and convertible securities outstanding and described in the SEC Documents on file with the Commission as of the date of this Agreement.

     "Date of Exercise" shall mean the date that the advance copy of the Exercise Form is deemed delivered by facsimile to the Company in accordance with
Section 13 hereof, provided that the original Warrant and Exercise Form are received by the Company within five (5) Trading Days thereafter. If the Warrant Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is actually received by the Company.

     "Exercise Period" shall mean that period beginning August 6, 1998, and ending on August 6, 2003; provided that such period shall be extended one Trading Day for each Trading Day that a Registration Statement is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

     "Exercise Price" shall mean $___ .

     "Per Share Warrant Value" shall mean the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day next preceding the Date of Exercise.

     "Registration   Rights  Agreement"  shall  mean  the  registration   rights
agreement dated as of February 6, 1998, between the Company and the Investor.

     "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Warrant; and

     other capitalized terms used herein that are defined in the Agreement shall have the same meanings herein as therein.

Section 2.  Exercise.

     (a) Cash Exercise. This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time during the Exercise Period by surrender to the Company at its principal executive offices at the address set forth in Section 13 of (i) this Warrant; (ii) the form of exercise attached hereto as Exhibit A (the "Cash Exercise Form") duly executed by Warrant Holder, and (iii) the full Exercise Price for each share of Common Stock as to which this Warrant is exercised. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares within three (3) Trading Days.

     (b) Net Exercise. This Warrant may be exercised at any time during the Exercise Period, by presentation and surrender to the Company at its principal executive offices at the address set forth in Section 13 of (i) this Warrant and
(ii) the form of exercise attached hereto as Exhibit B (the "Net Exercise Form") duly executed by

Warrant Holder, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the holder shall surrender this Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Warrant Shares for which this Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day next preceding the Date of Exercise. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares within three (3) Trading Days.

Section 3. Ten Percent Limitation. Notwithstanding anything herein to the contrary,unless the Investor agrees otherwise, the Warrant Holder may not exercise the Warrant if the aggregate number of shares of common stock beneficially owned by the holder and its affiliates following such conversion exceeds 9.9% of the outstanding shares of the common stock following such exercise. For purposes of the foregoing provision, the aggregate number of shares of common stock beneficially owned by the holder and its affiliates shall include the number as shares of common stock issuable upon exercise of the Warrant with respect to which the determination of such proviso is being made, but shall exclude the number of shares of common stock which would be issuable upon (i) exercise of the remaining, Warrant beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 16 of the Securities Exchange Act of 1934, as amended. The holder may waive the foregoing limitations by written notice to the Company upon not less than 61 days prior notice (with such waiver taking effect only upon the expiration of such 61 day notice period).

Section 4. Delivery of Stock Certificates.

     (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the Date of Exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

     (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive in cash an amount equal to the Bid Price of such fractional share within five (5) Trading Days.

Section 5.  Covenants of the Company.

     (a) The Company shall use its best efforts to insure that a Registration Statement under the Securities Act covering the resale or other disposition thereof of the Warrant Shares by the Warrant Holder is effective to the extent required by the Registration Rights Agreement.

     (b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

     (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

     (d) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

     (e) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

     (f) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the Securities and Exchange Commission (the "SEC"), that may at any time permit the Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

Section 6.1 Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time while this Warrant is unexpired and not exercised in full (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of the Warrant) or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of the Warrant) at any time while this Warrant is unexpired and not exercised in full, then in any such event the Company, or such successor or purchasing corporation,  as the case  may be,  shall,  without  payment  of any  additional consideration therefore, amend this Warrant or enter into a new Warrant providing that the Warrant Holder shall have rights not less favorable to the holder than those then applicable to this Warrant and to receive upon exercise under such amendment of this Warrant or new Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrant had the Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.1. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

     (b) Subdivision or Combination of Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

     (c) Stock Dividends. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

          1. the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

          2. the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution.

The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

     (d) Issuance of Additional Capital Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing subsections (a) through (c) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Exercise Price shall be reduced to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

          1. the numerator of which shall be the number of Outstanding Capital Shares immediately prior to the issuance of the Additional Capital Shares plus the number of Capital Shares that the aggregate consideration for the total number of such Additional Capital Shares so issued would purchase at the then effective Bid Price, and

          2. the denominator of which shall be the number of Outstanding Capital Shares immediately after the issuance of the Additional Capital Shares.

The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or
(c). The provisions of this subsection (d) shall not apply to the issuance of any Additional Capital Shares that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities.

     (e) Issuance of Warrants, Options or Other Rights. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance, then upon the issuance of such options, warrants or other rights, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

          1. the maximum number of Additional Capital Shares issuable on the date of determination (subject to adjustment on the date(s) of exercise) pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, options or other rights, and

          2. the aggregate consideration for such maximum number of Additional Capital Shares issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Capital Shares pursuant to such warrants, options, or other rights.

     (f) Issuance of Convertible or Exchangeable Securities. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance, then upon the issuance of such convertible or exchangeable securities, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

          1. the maximum number of Additional Capital Shares necessary on the date of determination (subject to adjustment on the date(s) of conversion or exchange) to effect the conversion or exchange of all such convertible or exchangeable securities shall be deemed to have been issued as of the date of issuance of such convertible or exchangeable securities, and

          2. the aggregate consideration for such maximum number of Additional Capital Shares shall be deemed to be the consideration received by the Company for the issuance of such convertible or exchangeable securities plus the minimum consideration received by the Company for the issuance of such Additional
Capital Shares pursuant to the terms of such convertible or exchangeable securities.

No adjustment of the Exercise Price shall be made under this subsection (f) upon the issuance of any convertible or exchangeable securities that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if the issuance of such warrants, options or other rights was subject to subsection (e) hereof.

     (g) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6.1, the number of Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Warrant Shares issuable prior to an adjustment by a fraction

          1. the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 6.1; and

          2. the denominator of which shall be the Exercise Price after such adjustment.

     (h) Liquidating Dividends, Etc. If the Company, at any time while this Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (g)) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Warrant in addition to the Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

     (i) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in a Exercise Price hereinabove provided in this Section 6.1:

          1. Computation of Consideration. To the extent that any Additional Capital Shares or any convertible or exchangeable securities or any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares or any convertible or exchangeable securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Capital Shares or convertible or exchangeable securities are offered by the Company for subscription, the subscription price, or, if such Additional Capital Shares or convertible or exchangeable securities are sold to or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Capital Shares issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Capital Shares issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible or exchangeable securities. In case of the issuance at any time of any Additional Capital Shares or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Capital Shares or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

          2. Readjustment of Exercise Price. Upon the expiration of the right to convert or exchange any convertible or exchangeable securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible or exchangeable securities, rights, options or warrants effected an adjustment in Exercise Price, if any such convertible or exchangeable securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of Capital Shares deemed to be issued and Outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible or exchangeable securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Exercise Price shall forthwith be readjusted and thereafter be the price that it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 6.1 after the issuance of such convertible or exchangeable securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such convertible or exchangeable securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Capital Shares actually issued upon conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Capital Shares actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth in sub-subsection (i) hereof) shall be deemed to have been received by the Company. If the purchase price provided for in any rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Capital Shares changes at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of the change shall be adjusted to the Exercise Price that would have been in effect at such time had such rights, options, warrants or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

          3. Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding
Capital Shares, other than an action described in any of the foregoing subsections (a) through (h) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board or Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

     (j) No Adjustments. No adjustments to the Exercise Price shall be made whatsoever as a result of (i) warrants and stock options granted or reserved for issuance to employees and directors as described in the SEC Documents on file with the Commission as of the date of this Agreement, (ii) pursuant to an Employee Stock Purchase Plan qualified under Section 423 of the Internal Revenue Code as of the date of this Agreement (iii) the purchase and sale of the Put Shares hereunder, (iv) the Warrant, (v) the Supplemental Warrant, or (vi) any Common Stock issuable upon conversion or exercise of any of the foregoing.

     (k) In the event the Company shall, at a time while the Warrant is unexpired and outstanding, take any action which pursuant to subsections (a) through (g) of this Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Warrant prior to such action becoming effective.

Section 6.2 Notice of Adjustments. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 6.1 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder of the Warrant.

In the event the Company shall, at any time while the Warrant is unexpired and not exercised in full, take any action that pursuant to subsections (a) through
(g) of Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Holder of the Warrant at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Holder of the Warrant an opportunity to exercise the Warrant prior to such action becoming effective.

Section 7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

Section 8 Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

Section 9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

Section 10. Choice of Law. This Agreement shall be construed under the laws of the State of New Jersey, without giving effect to provisions regarding conflicts of law or choice of law.

Section 11. Entire Agreement; Amendments. This Warrant, the Registration Rights Agreement, and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 12. Restricted Securities.

     (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

     (b) Legend. The Warrant and any Warrant Shares issued upon exercise thereof, shall bear the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE"ACT" OR THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN
EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE SECURITIES SUBSCRIPTION AGREEMENT BETWEEN NUWAVE TECHNOLOGIES, INC. AND PROFUTURES SPECIAL EQUITIES FUND, L.P. DATED AS OF FEBRUARY 6, 1998. A COPY OF THE PORTION OF THE

AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES."

     (a) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 12(b) has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

     (b) Assignment. Assuming the conditions of Section 12(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit C, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     (c) Investor's Compliance. Nothing in this Section 12 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

     (d) Collateral. Notwithstanding any provision herein to the contrary, the Investor may pledge such Registrable Securities as Investor may hold as collateral for a revolving credit note pursuant to a loan and security agreement with a lending institution.

Section 13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to NUWAVE Technologies, Inc.:     Jeremiah O'Brien
                                          Chief Financial Officer
                                          One Passaic Avenue
                                          Fairfield, New Jersey 07004
                                          Telephone (973) 882-8810 ext. 212
                                          Facsimile (973) 882-8812

     with a copy to:                      Fredric Klink, Esq.
     (shall not constitute notice)        Dechert, Price & Rhoads
                                          30 Rockefeller Plaza, 23rd Floor
                                          New York, New York 10112
                                          Telephone (212) 698-3537
                                          Facsimile (212) 698-3599

     If to the Investor:                  Gary D. Halbert
                                          President
                                          ProFutures Special Equities Fund, L.P.
                                          1310 Highway 620 South, Suite 200
                                          Austin, TX 78734
                                          Telephone (512) 263-3800
                                          Facsimile (512) 263-3459

     with a copy to:                      John Gray, Esq.
     (shall not constitute notice)        Fishman, Jones, Walsh & Marsh, P.C.
                                          1310 Highway 620 South, Suite 200
                                          Austin, TX 78734
                                          Telephone (512) 263-8057
                                            Facsimile (512) 263-8058

Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New Jersey. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, this Warrant was duly executed on the date first written above.


                                   NUWAVE TECHNOLOGIES, INC.


                                   By:
                                      ------------------------------------------
                                      Gerald Zarin
                                      Chairman and Chief Executive Officer



                                   Attested



                                   By:
                                      ------------------------------------------
                                      Jeremiah F. O'Brien
                                      Secretary and Chief Financial Officer

                      EXHIBIT A TO THE SUPPLEMENTAL WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                  CASH EXERCISE

     The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [wire transfer, cash or check in the amount of $___], [_____ Warrant Shares which represent the amount of Warrant Shares as provided in the attached Warrant to be canceled in connection with such exercise], all in accordance with the conditions and provisions of said Warrant.

     The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.


Dated:
       --------------------------------------


---------------------------------------------
Signature of Registered Holder


---------------------------------------------
Name of Registered Holder (Print)


---------------------------------------------


---------------------------------------------
Address of Registered Holder (Print)




                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                      EXHIBIT B TO THE SUPPLEMENTAL WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                  NET EXERCISE

         The undersigned hereby irrevocably exercises the right to exchange the attached Warrant for a number of shares of Common Stock of NUWAVE Technologies, Inc., a Delaware corporation, as determined by multiplying the number of shares as to which the Warrant is being exercised by the Per Share Warrant Value and dividing the product by the Bid Price as the Trading Day immediately preceding the Date of Exercise as set forth below:

         No. of Shares for which this Warrant is exercised:
                                                            --------------------

         Per Share Warrant Value                           $
                                                            --------------------

         Bid Price (as of preceding Trading Day)           $
                                                            --------------------

         No. of Shares to be sent to Warrant Holder
                                                            --------------------

         The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.


Dated:
       ------------------------------------


-------------------------------------------
Signature of Registered Holder


-------------------------------------------
Name of Registered Holder (Print)


-------------------------------------------


-------------------------------------------
Address of Registered Holder (Print)


                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                      EXHIBIT C TO THE SUPPLEMENTAL WARRANT

                            NUWAVE TECHNOLOGIES, INC.

                                   ASSIGNMENT

     (To be executed by the registered Warrant Holder desiring to transfer the Warrant) FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ______________ shares of the Common Stock of NUWAVE TECHNOLOGIES, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.


Dated:
       ------------------------------------


-------------------------------------------
Signature of Registered Holder


-------------------------------------------
Name of Registered Holder (Print)


-------------------------------------------


-------------------------------------------
Address of Registered Holder (Print)



                                     NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE
                            NUWAVE TECHNOLOGIES, INC.

The undersigned, Gerald Zarin, hereby certifies, with respect to shares of common stock of NUWAVE Technologi s, Inc. (the "Company") issuable in connection with the Put Notice dated _____________ (the "Notice"), delivered pursuant to
Article II of the Agreement, as follows:

1. The undersigned is the duly elected Chairman of the Company.

2. The representations and warranties of the Company set forth in Article IV of the Private Securities Subscription Agreement dated as of February 6, 1998, are true and correct in all material respects as though made on and as of the date hereof.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Put Notice and has complied in all material respects with all obligations and conditions contained in Article VII of the Agreement.

The undersigned has executed this Certificate this ____ day of ________, 199_.




------------------------------------------------
Gerald Zarin
Chairman, President, and Chief Executive Officer

                                    Exhibit E
                         INSTRUCTIONS TO TRANSFER AGENT
                            NUWAVE TECHNOLOGIES, INC.


                                1998
------------------------------,
[Name and address of Transfer Agent]


Dear Sirs:

     Reference is made to the Private Securities Subscription Agreement (the "Agreement") dated as of ____________, 1998, between ProFutures Special Equities Fund, L.P. (the "Investor") and NUWAVE Technologies, Inc. (the "Company"). Pursuant to the Agreement, subject to the terms and conditions set forth in the Agreement (i) the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time during the term of the Agreement shares of Common Stock of the Company, par value $0.01 per share (the "Common Stock"), (ii) the Company has issued to the Investor a warrant to purchase Common Stock (the "Warrant"), and (iii) the Company, under certain circumstances, will issue to the Investor an additional Warrant (the "Supplemental Warrant"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock to be issued to the Investor (or a permitted assignee) pursuant to the Agreement or upon exercise of the Warrants. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

1.   ISSUANCE  OF COMMON STOCK WITHOUT THE LEGEND

     Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investor (i) under the Agreement and (ii) upon exercise of the Warrant and/or the Supplemental Warrant. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following two paragraphs, the Transfer Agent shall deliver to the Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

     At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, the Transfer Agent shall deliver to the Investor the certificates representing the Common Stock not bearing the Legend, in such names and denominations as the Investor shall request, provided that :

     (a) in connection with any such event, the Investor (or its permitted assignee) shall confirm in writing to the Transfer Agent that (i) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transactions to third parties that are not affiliates of the Company; and (ii) the Investor confirms to the transfer agent that the Investor has instructed its broker(s) to deliver the prospectus to such parties;

     (b) the Investor (or its permitted assignee) shall represent that it is permitted to dispose of such Common Stock without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act; or

     (c) the Investor, or its permitted assignee, or either of their brokers confirms to the transfer agent that (i) the Investor has held the share of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investor (or the Trading Day immediately following if such date is not a Trading Day), the Investor will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act.

Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of ( ) - .

2.   MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

In connection with any Closing pursuant to which the Investor acquires Common Stock under the Agreement, the Transfer Agent shall deliver certificates representing Common Stock (with or without the Legend, as appropriate) as promptly as practicable, but in no event later than three business days, after such Closing.

3.   FEES OF TRANSFER AGENT; INDEMNIFICATION

The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

4.   THIRD PARTY BENEFICIARY

     The Company and the Transfer Agent acknowledge and agree that the Investor is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.


                                   NUWAVE TECHNOLOGIES, INC.


                                   By:
                                      ------------------------------------------
                                      Gerald Zarin
                                      Chairman and Chief Executive Officer



AGREED:
[NAME OF TRANSFER AGENT]
By:
   -------------------------------
   Name:
   Title: